               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                          FORM 8-K

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



Date of Report(Date of earliest event reported)  October 13, 1998
                                                 ----------------

                 AK STEEL HOLDING CORPORATION
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   (Exact name of registrant as specified in its charter)


    DELAWARE             File No. 1-13696         31-1401455
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(State or other      (Commission file number)   (IRS employer
jurisdiction of                                 identification
incorporation)                                  number)


  703 Curtis Street, Middletown, Ohio           45043
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(Address of principal executive offices)      (Zip code)


Registrant's telephone number, including area code: (513) 425-5000
                                                     -------------


                         Not Applicable
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 (Former name or former address, if changed since last report)

Item 5.   Other Events.
          ------------
          Filed herewith is a copy of a Press Release, dated October 12, 1998, issued by AK Steel Holding Corporation (the "Company"). The Press Release announces that two divisions of Mexican steel producer Hylsamex and the Company have signed letters of intent that would assist the Company in supplying, marketing and distributing its products in Mexico.


Item 7.   Exhibit.
          ---------


          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (1)  Press Release, dated October 12, 1998

                        Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        AK STEEL HOLDING CORPORATION



                       /s/ John G. Hritz
                           --------------------------------------
                           Senior Vice President, General Counsel
                         and Secretary


Dated:  October 13, 1998

              AK STEEL HOLDING CORPORATION


                     FORM 8-K
                   CURRENT REPORT

                   Exhibit Index
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Exhibit No. Description                            Page
----------- -----------                            ----

    1       Press Release, dated October 12, 1998    5